Exhibit 10.80

Execution Version

THIRD AMENDMENT TO MASTER LOAN AND SECURITY AGREEMENT

This THIRD Amendment TO MASTER LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of December 19, 2025, by and among AARON’S RECEIVABLES, LLC, a Delaware limited liability company (“Borrower”), each of the lenders party to the Loan Agreement (defined below) (individually, each a “Lender” and collectively, the “Lenders”) and BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, a statutory series of BP COMMERCIAL FUNDING TRUST III, a Delaware statutory trust, for itself and for no other series of BP COMMERCIAL FUNDING TRUST III, as administrative agent (in such capacity, “Administrative Agent”).

Recitals

A.Borrower, Lenders and Administrative Agent, entered into that certain Master Loan and Security Agreement, dated as of October 2, 2024 (as amended, amended and restated, supplemented, revised, or otherwise modified from time to time, the “Loan Agreement”); and

B.Borrower has requested that Administrative Agent and Lenders amend certain provisions of the Loan Agreement, and Administrative Agent and Lenders signatory hereto are willing to do so upon and subject to the terms and conditions of this Amendment.

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

Agreement

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement, as amended by this Amendment.

2.Amendments to Loan Agreement.  Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

2.1Section 1.1 of the Loan Agreement is hereby amended to insert the following new defined term in the proper alphabetical order:

“Charged-Off Lease Assets” has the meaning ascribed thereto in Section 6.2(f).

2.2Section 2.6(a)(iv)(A) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(A)cause each depositary bank or securities intermediary at which any Specified Collection Account (other than the Specified Concentration Account) is held or maintained, to deposit, transfer or remit, collectively, in accordance with the Flow of Funds, an aggregate amount equal to all Collections with respect to Leases pledged as Collateral, to the Specified Concentration Account or to the Borrower Collection Account, as applicable;

2.3Section 6.2(f) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(f)Restrictions on Transfers, Securities Issuances, Consolidations and Mergers.  Except for the Permitted Liens and except as otherwise permitted by the Loan Documents, it shall not, whether voluntarily or involuntarily, by operation of law or otherwise: (i) transfer, sell, pledge, convey, hypothecate, factor, dividend, distribute or assign all or any portion of the Collateral (other than (A) to the extent of the amounts released to Borrower pursuant to Section 2.6(b)(i)(N), (B) to the extent such Collateral is released by Administrative Agent pursuant to and in accordance with the terms hereof or of any other applicable Loan Document or (C) so long as no Event of Default or Cease Funding Event has occurred and is continuing, any transfer, sale or other disposition of any Charged-Off Lease and any agreement, document, deliverable, right, title, interest or property related to such Charged-Off Lease, including, but not limited to the Lease Merchandise that is the subject of such Charged-Off Lease (collectively, “Charged-Off Lease Assets”) to Parent, provided that (1) such Charged-Off Lease Assets shall ultimately be sold to third-party purchasers by Parent in the ordinary course of business, (2) any proceeds from such sale of Charged-Off Lease Assets shall be deposited in the Borrower Collection Account and such proceeds shall be subject to the provisions of this Agreement, (3) the sale of such Charged-Off Lease Assets shall not remove such Charged-Off Leases from any calculation with respect to any Level 1 Portfolio Trigger Events or Level 2 Portfolio Trigger Events, and (4) within a reasonable time after the sale of Charged-Off Lease Assets, the Borrower shall deliver an updated Borrowing Base Certificate); (ii) lease or license any portion of the Collateral, or change the legal or actual possession or use thereof; (iii) issue, or permit the dilution, transfer, pledge, hypothecation, or encumbrance of, any beneficial or Equity Interests of Borrower, except pursuant to the Pledge Agreement (SPE Holdco); or (iv) merge, consolidate, or reorganize, or reclassify any of its Equity  Interests.

2.4Section 12.9 of the Loan Agreement is hereby amended by inserting the following new Section 12.9(g) immediately after Section 12.9(f) appearing therein:

(g)Dispositions of Charged-Off Lease Assets.  Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon the transfer, sale or other disposition of any Charged-Off Lease Assets permitted under Section 6.2(f)(i)(C), (i) any Lien on such Charged-Off Lease Assets granted to or held by Administrative Agent under any Loan Document shall be automatically and irrevocably released, all without delivery of any instrument or performance of any act by any party, and (ii) without limitation of the foregoing, Administrative Agent shall (and is hereby irrevocably authorized by each Lender to) execute such documents as may be necessary to evidence any such release of Liens on Charged-Off Lease Assets, subject to any limitations on such documents specified in Section 12.9(b).

2.5The Loan Agreement is hereby amended to supplement the schedules and exhibits attached thereto with the information attached as Exhibit A hereto and made a part hereof for all purposes.

3.No Waiver, Ratification, Further Assurances and Consent.

3.1Nothing contained in this Amendment, or any other communication among Administrative Agent, Lenders, Borrower or Guarantor shall be construed as a waiver by Administrative Agent or Lenders of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment or any other contract or instrument among the Borrower and/or Guarantor, Administrative Agent and/or Lenders, or of any similar future transaction and the failure of Administrative Agent and/or Lenders at any time or times hereafter to require strict performance by the Borrower and Guarantor of any provision thereof shall not waive, affect or diminish any right of Administrative Agent and/or Lenders to thereafter demand strict compliance therewith.  Except as expressly set forth herein, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either:  (i) impair, prejudice or otherwise adversely affect Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any other Loan Documents, each as amended hereby, (ii) amend or alter any provision of the Loan Agreement or any other Loan Documents or any other contract or instrument, or (iii) constitute any course of dealings or other basis for altering any obligation of Borrower or Guarantor under the Loan Agreement or any other Loan Documents or any right, privilege or remedy of Administrative Agent or any Lender under the Loan Agreement, any other Loan Documents or any other contract or instrument.

3.2This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement, as amended by this Amendment, and each other Loan Document are hereby ratified and confirmed and shall remain in full force and effect.

3.3Borrower confirms that all of its obligations under the Loan Documents are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment.

3.4Borrower and Administrative Agent agree that at any time and from time to time, upon the written request of the other, it will execute and deliver such further documents and do such further acts and things as the other may reasonably request in order to effect the purposes of this Amendment and the Loan Documents.

4.Conditions Precedent to Effectiveness of Amendment.  The effectiveness of this Amendment is conditioned upon the satisfaction of the following conditions precedent.  The determination as to whether each condition has been satisfied shall be made by Administrative Agent in its sole discretion.

4.1Administrative Agent shall have received this Amendment, duly executed by Borrower, Lenders constituting Required Lenders and Administrative Agent;

4.2Administrative Agent shall have received a copy of a notice from Borrower to the Administrative Agent, the Lease Overadvance Credit Facility Agent, the Acquisition Term Loan Agent and the Inventory ABL Facility Agent which updates (a) Schedule A of the Specified Collection Accounts Intercreditor Agreement to include the new Deposit Account of Borrower maintained with Axos Bank with account number ending in [__] as a Specified Collection Account and (b) Schedule B of the Specified Collection Accounts Intercreditor Agreement to include the related Account Control Agreement1 with respect to the Deposit Account described in clause (a) above;

4.3The representations and warranties contained or incorporated herein shall be true and correct;

4.4Administrative Agent shall have received such additional documents, instruments and information as Administrative Agent may reasonably request; and

4.5Borrower shall have paid to Administrative Agent, on behalf of itself and Lenders, all fees, costs and expenses due and owing to Administrative Agent and Lenders as of the date hereof (including the costs of any counsel to the Administrative Agent), in each case, to the extent an invoice

[1]	Note to BP: The plan will be to add the new account to an existing agreement of Axos.

therefor has been delivered to Borrower at least one (1) Business Day prior to the closing of this Amendment.  All fees, costs, expenses and other amounts payable hereunder shall be non-refundable and fully earned upon Administrative Agent’s receipt of such fees, costs, expenses or amounts.

5.Representations and Warranties.  To induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lender as follows:

5.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Agreement, as amended by this Amendment, are true, accurate and complete in all material respects (without duplication of any materiality qualifier therein) as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), (b) no Default, Event of Default, Backup Servicing Trigger Event or Cease Funding Event has occurred and is continuing, (c) Borrower is in good standing under the laws of its jurisdiction of formation, (d) no amendment, modification or other change has been made to (i) the articles of organization (or other applicable charter document), or (ii) the operating agreement (or other applicable document) of Borrower, and (e) the execution, delivery and performance of this Amendment by Borrower has been duly authorized by all necessary limited liability company action;

5.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.4This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.Miscellaneous.

6.1Integration.  This Amendment and the Loan Agreement represent the entire agreement between the parties about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Amendment and the Loan Agreement merge into this Amendment and the Loan Agreement.

6.2Severability.  If any term or provision of this Amendment is adjudicated to be illegal, invalid or unenforceable under Applicable Law, such term or provision shall be inapplicable to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

6.3Successors and Assigns. Subject to Section 11.6 of the Loan Agreement, this Amendment shall be binding upon and inure to the benefit of Borrower, Administrative Agent and Lenders and their respective successors and permitted assigns, except that Borrower shall not have the right to assign any rights hereunder or any interest herein without Administrative Agent’s and the Lenders’ prior written consent.

6.4WAIVER OF JURY TRIAL. GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS Amendment SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO ANY WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE LOAN AGREEMENT.

6.5No Oral Agreements.  Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Loan Agreement.

6.6Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Signature pages delivered by facsimile or other electronic means shall have the same effect as manually executed signature pages.

7.Release.  BORROWER, TOGETHER WITH ITS PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  ADMINISTRATIVE AGENT AND LENDERS AND THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, IN EACH CASE, TO THE EXTENT ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF AND ARISING  DIRECTLY OR INDIRECTLY FROM THE LOAN AGREEMENT, THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT OR THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW

KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION. RELEASORS AGREE THAT (I) THE COMMENCEMENT OF ANY LITIGATION OR LEGAL PROCEEDINGS BY ANY RELEASOR OR ANY OF THEIR RESPECTIVE AFFILIATES AGAINST ANY RELEASED PARTY WITH RESPECT TO ANY CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES RELEASED HEREBY OR PURPORTED TO BE RELEASED HEREBY AND ARISING ON OR BEFORE THE DATE HEREOF, AND/OR (II) THE COMMENCEMENT OF ANY CLAIM, INITIATION OR COMMENCEMENT OF ANY CLAIM OR PROCEEDING IN FAVOR OF, THROUGH OR BY ANY RELEASOR WHICH ALLEGES THAT THE RELEASE HEREIN IS INVALID OR UNENFORCEABLE IN ANY RESPECT, SHALL, IN EACH CASE, CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT.

[Signature page follows.]

IN WITNESS WHEREOF, this Amendment is being executed as of the date first written above.

BORROWER:

AARON’S RECEIVABLES, LLC,
a Delaware limited liability company

By:	/s/ Russell Falkenstein
Name:	Russell Falkenstein
Title:	EVP, Chief Financial Officer

ADMINISTRATIVE AGENT:

BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual capacity but solely as Administrator of BP Commercial Funding Trust III

By:	/s/ Michael Petronio
Name:	Michael Petronio
Title:	Authorized Signatory

CLASS A LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual capacity but solely as Administrator of BP Commercial Funding Trust III

By:	/s/ Michael Petronio
Name:	Michael Petronio
Title:	Authorized Signatory

CLASS A LENDER:

SYNOVUS BANK

By:	/s/ Jonathan Edwards
Name:	Jonathan Edwards
Title:	President, Specialty Finance Division

CLASS B-1 LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual capacity but solely as Administrator of BP Commercial Funding Trust III

By:	/s/ Michael Petronio
Name:	Michael Petronio
Title:	Authorized Signatory

CLASS B-1 LENDERS:

MGG SF EVERGREEN MASTER FUND
MGG CANADA FUND LP
MGG INSURANCE FUND SERIES INTERESTS OF THE SALI MUTLI-SERIES FUND, L.P.
MGG ONSHORE FUNDING II LLC
MGG SF EVERGREEN UNLEVERED FUND LP
MGG SF EVERGREEN UNLEVERED FUND 2020 LP
EVERGREEN CARDINAL FUND LP
MGG SF EVERGREEN FUND (LUXEMBOURG) SCSP SICAV-RAIF
MGG SF DRAWDOWN UNLEVERED MASTER FUND IV (LUXEMBORG) SCSP
MGG CANADA FUND LP MGG ONSHORE FUNDING II LP

By:	MGG INVESTMENT GROUP LP, on behalf of each of the above, as Authorized Signatory

By:	MGG GP, LLC, its general partner

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	CEO

CLASS B-1 LENDERS:

PATHLIGHT CAPITAL FUND II LP

By:	Pathlight Partners II GP LLC, its General Partner

By:	/s/ JD Askwyth
Name:	JD Askwyth
Title:	Director

PATHLIGHT CAPITAL FUND III LP

By:	Pathlight Partners III GP LLC, its General Partner

By:	/s/ JD Askwyth
Name:	JD Askwyth
Title:	Director

PATHLIGHT CAPITAL EVERGREEN FUND LP

By:	Pathlight Partners Evergreen GP LLC, its General Partner

By:	/s/ JD Askwyth
Name:	JD Askwyth
Title:	Director

CLASS B-2 LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual capacity but solely as Administrator of BP Commercial Funding Trust III

By:	/s/ Michael Petronio
Name:	Michael Petronio
Title:	Authorized Signatory

CLASS B-2 LENDERS:

PATHLIGHT CAPITAL FUND II LP

By:	Pathlight Partners II GP LLC, its General Partner

By:	/s/ JD Askwyth
Name:	JD Askwyth
Title:	Director

PATHLIGHT CAPITAL FUND III LP

By:	Pathlight Partners III GP LLC, its General Partner

By:	/s/ JD Askwyth
Name:	JD Askwyth
Title:	Director

PATHLIGHT CAPITAL EVERGREEN FUND LP

By:	Pathlight Partners Evergreen GP LLC, its General Partner

By:	/s/ JD Askwyth
Name:	JD Askwyth
Title:	Director

CLASS C LENDER:

BP COMMERCIAL FUNDING TRUST III, SERIES SPL-VI, a statutory series of BP Commercial Funding Trust III, a Delaware statutory trust, for itself and for no other series of BP Commercial Funding Trust III

By:	BasePoint Capital II, LLC, not in its individual capacity but solely as Administrator of BP Commercial Funding Trust III

By:	/s/ Michael Petronio
Name:	Michael Petronio
Title:	Authorized Signatory

CLASS C LENDERS:

PATHLIGHT CAPITAL FUND II LP

By:	Pathlight Partners II GP LLC, its General Partner

By:	/s/ JD Askwyth
Name:	JD Askwyth
Title:	Director

PATHLIGHT CAPITAL FUND III LP

By:	Pathlight Partners III GP LLC, its General Partner

By:	/s/ JD Askwyth
Name:	JD Askwyth
Title:	Director

PATHLIGHT CAPITAL EVERGREEN FUND LP

By:	Pathlight Partners Evergreen GP LLC, its General Partner

By:	/s/ JD Askwyth
Name:	JD Askwyth
Title:	Director